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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report  May 10, 1995
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                                EMC CORPORATION
            (Exact name of registrant as specified in its charter)

Massachusetts                       1-9853                   No. 04-2680009
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(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)


171 South Street, Hopkinton, MA                                  01748
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(Address of principal executive offices)                         (zip code)


Registrant's telephone number, including area code:  (508) 435-1000
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Item 5. Other Events
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     At the Annual Meeting of Stockholders held on May 10, 1995, the stockholders of the registrant approved the proposal to increase the number of shares of authorized common stock, $.01 par value, from 330,000,000 shares to 500,000,000 shares. Exhibit 3.1 attached hereto is the Restated Articles of Organization of EMC Corporation, including the Articles of Amendment authorizing these additional shares of common stock.


Item 7. Financial Statements and Exhibits
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(c) Exhibits.

     3.1 Restated Articles of Organization of EMC Corporation, as amended.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EMC CORPORATION


Date: May 26, 1995                              By: /s/ Colin G. Patteson
                                                    ---------------------------
                                                    Colin G. Patteson
                                                    Vice President
                                                    Chief Financial Officer and
                                                    Treasurer

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                                 EXHIBIT INDEX

        Exhibit No.                     Description
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        3.1                             Restated Articles of Organization of EMC
                                        Corporation, as amended.